UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	May 10, 2012

Aqua America, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Pennsylvania	001-06659	23-1702594
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

762 West Lancaster Avenue, Bryn Mawr, Pennsylvania		19010-3489
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	610-527-8000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Roy H. Stahl, 60, Chief Administrative Officer, General Counsel and Secretary of Aqua America, Inc. (the "Company") has announced his retirement effective July 1, 2012 after 30 years with the Company. Mr. Stahl has served in various capacities since joining the Company in 1982, including service as the Company’s chief legal officer since 1984. Mr. Stahl has been succeeded effective May 10, 2012 by Christopher P. Luning as Senior Vice President, General Counsel and Secretary. Mr. Luning has been with the Company since 2003, including service as Deputy General Counsel and, most recently, Vice President, Corporate Development since 2008. Mr. Stahl will remain with the Company to assist in the transition until his retirement on July 1, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Aqua America, Inc.

May 11, 2012	By:	Christopher P. Luning

Name: Christopher P. Luning
Title: Senior Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

9.01	Exhibit 99.1 Press Release of Aqua America, Inc. dated May 10, 2012